UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

United Airlines Holdings, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V72985-P24858-Z89279 UNITED AIRLINES HOLDINGS, INC. 233 SOUTH WACKER DRIVE CHICAGO, IL 60606 UNITED AIRLINES HOLDINGS, INC. Vote Virtually at the Meeting* May 21, 2025 9:00 a.m. Central Time Virtually at: www.virtualshareholdermeeting.com/UAL2025 2025 Annual Meeting on May 21, 2025 Vote by May 20, 2025 10:59 PM CT. For shares held in a Plan, vote by May 18, 2025 10:59 PM CT. You invested in UNITED AIRLINES HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 21, 2025. Get informed before you vote View the Notice of 2025 Annual Meeting of Stockholders and the accompanying Proxy Statement, our 2024 Annual Report on Form 10-K and 401(k) Plans Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V72986-P24858-Z89279 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Named in Proxy Statement Nominees: 1a. Rosalind Brewer For 1b. Michelle Freyre For 1c. Matthew Friend For 1d. Barney Harford For 1e. Michele J. Hooper For 1f. Walter Isaacson For 1g. J. Scott Kirby For 1h. Edward M. Philip For 1i. Edward L. Shapiro For 1j. Laysha Ward For 1k. James M. Whitehurst For 2. The ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025. For 3. A vote to approve, on a nonbinding advisory basis, the compensation of our named executive officers. For 4. Advisory vote on stockholder proposal regarding removal of the one-year stock ownership holding period required for stockholders to call a special meeting. Against NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.